-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                         DIALYSIS CORPORATION OF AMERICA
                                as the Borrower,

                                      and

                           KEYBANK NATIONAL ASSOCIATION,
                                 as the Lender

                               -----------------

                                AMENDMENT NO. 6
                                      to
                                CREDIT AGREEMENT
                                  dated as of
                               February 27, 2009

                               -----------------



-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

     This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Amendment"), dated as of February 27, 2009, is entered into by and between DIALYSIS CORPORATION OF AMERICA, a Florida corporation (herein, together with its successors and assigns, the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (herein, together with its successors and assigns, the "Lender").

     PRELIMINARY STATEMENTS:

     (1) The Borrower and the Lender entered into the Credit Agreement, dated as of October 24, 2005 (as amended, the "Credit Agreement"; capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement).

     (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS.

     1.1. New Definition.  Section 1.1 of the Credit Agreement is hereby
          --------------
amended by inserting the following definition in the appropriate alphabetical order:

          "Share Repurchase" means the repurchase or redemption or retirement of any capital stock or other equity interest of a Company by such Company.

     1.2. Consolidated Net Worth. Clause (ii)(B) of Section 6.1(d) of the
          ----------------------
Credit Agreement is hereby amended and restated in its entirety to read:

          (B) 100% of the proceeds from any equity offering by any Company or any debt offering of any Company to the extent actually converted into equity, and to the extent such proceeds do not result from the reissuance of equity interests that were previously repurchased, redeemed or retired pursuant to a Share Repurchase expressly permitted under Section 6.5(d) or otherwise consented to in writing by the Lender.

     1.3. Restricted Payments.  Section 6.5 of the Credit Agreement is hereby
          -------------------
amended by (i) deleting the word "and" at the end of clause (b) thereof, (ii) replacing the period at the end of clause (c) thereof with "; and" and inserting the following clause (d) after clause (c) thereof:

          (d) Borrower may make Share Repurchases, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) Borrower will be in compliance with the financial covenants set forth in Section 6.1 after giving pro forma effect to each such Share Repurchase and (iii) the aggregate amount of all Share Repurchases made by Borrower shall not exceed $3,000,000.

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender as follows:

     2.1. Authorization, Validity and Binding Effect.  This Amendment has
          ------------------------------------------
been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     2.2. Representations and Warranties True and Correct.  The
          -----------------------------------------------
representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

     2.3. No Event of Default.  After giving effect to this Amendment, no
          -------------------
condition or event has occurred or exists that constitutes or that, after notice or lapse of time or both, would constitute a Default or an Event of Default.

     2.4. No Claims.  The Borrower is not aware of any claim or offset
          ---------
against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

     SECTION 3. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     SECTION 4. CONDITIONS PRECEDENT. The amendments set forth in Section 1 hereof shall become effective as of the date first written above if on or before the date hereof, the following conditions have been satisfied:

     (a) this Amendment shall have been executed by the Borrower and the Lender, and counterparts hereof as so executed shall have been delivered to the Lender;

     (b) the Borrower shall have caused each Guarantor to consent and agree to and acknowledge the terms of this Amendment by executing a Guarantor Acknowledgment and Agreement substantially similar to the form attached hereto as Exhibit A;

     (c) the Borrower shall have paid to the Lender an amendment fee in the amount set forth in a separate fee letter provided to the Borrower on or about the date hereof;

     (d) the Borrower shall have paid all legal fees and expenses of counsel to the Lender to the extent invoiced on or prior to the date hereof; and

     (e) the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Lender.

     SECTION 5. MISCELLANEOUS.

     5.1. Successors and Assigns.  This Amendment shall be binding upon and
          ----------------------
inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

     5.2. Survival of Representations and Warranties.  All representations
             ------------------------------------------
and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Lender or any subsequent Loan shall affect the representations and warranties or the right of the Lender to rely upon them.

     5.3. Reference to Credit Agreement.  The Credit Agreement and any and
             -----------------------------
all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.4. Expenses.  As provided in the Credit Agreement, but without
             --------
limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Lender's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.5. Severability.  Any term or provision of this Amendment held by a
          ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.6. Applicable Law.  This Amendment shall be governed by and construed
          --------------
in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

     5.7. Headings.  The headings, captions and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.8. Entire Agreement.  This Amendment is specifically limited to the
          ----------------
matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.9. Waiver of Claims.  The Borrower, by signing below, hereby waives
          ----------------
and releases the Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     5.10. Counterparts.  This Amendment may be executed by the parties
           ------------
hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

     5.11. JURY TRIAL WAIVER. THE BORROWER AND THE LENDER EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE BORROWER AND THE LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTE OR OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

              [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                             BORROWER:
                             DIALYSIS CORPORATION OF AMERICA

                                 /s/ Stephen W. Everett
                             By:--------------------------------------
                                 Name: Stephen W. Everett
                                 Title:  President and Chief Executive
                                             Officer


                             LENDER:
                             KEYBANK NATIONAL ASSOCIATION

                                 /s/ T.J. Purcell
                             By:-------------------------------------
                                 Name: Thomas J. Purcell
                                 Title: Senior Vice President

                                  EXHIBIT A

                    GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 6 to Credit Agreement, dated as of February 27, 2009. Each of the undersigned specifically acknowledges the terms of and consent to the waivers set forth therein. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Closing Date Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

     Each of the undersigned, by signing below, hereby waives and releases the Lender and its respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THE UNDERSIGNED, THE BORROWER AND/OR THE LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTE OR OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

              [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Guarantor Acknowledgement and Agreement as of the date first written above.

                             DCA of Adel, LLC
                             DCA of Aiken, LLC
                             DCA of Barnwell, LLC
                             DCA of Calhoun, LLC
                             DCA of Camp Hill, LLC
                             DCA of Central Valdosta, LLC
                             DCA of Chesapeake, LLC
                             DCA of Columbus, LLC
                             DCA of Edgefield, LLC
                             DCA of Fitzgerald, LLC
                             DCA of Hyattsville, LLC
                             DCA of Lemoyne, Inc.
                             DCA of Manahawkin, Inc.
                             DCA of Mechanicsburg, LLC
                             DCA of North Baltimore, LLC
                             DCA of Norwood, LLC
                             DCA of Rockville, LLC
                             DCA of Royston, LLC
                             DCA of Selinsgrove, LLC
                             DCA of So. Ga., LLC
                             DCA of South Aiken, LLC
                             DCA of Warsaw, LLC
                             DCA of Wellsboro, Inc.
                             Keystone Kidney Care, Inc.
                             York Realty Managers, LLC


                             By:--------------------------------------
                                 Name: Stephen W. Everett
                                 Title: President of each of the foregoing
                                          Guarantors